UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2017

RumbleON, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction
of Incorporation)

000-55182	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)

4521 Sharon Road Suite 370 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)
(704) 448-5240

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 3.02 below is incorporated in this Item 2.03 by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On March 31, 2017, RumbleON, Inc., a Nevada corporation ("RumbleON" or the "Company"), completed a private placement of 620,000 shares of the Company's Class B common stock, par value $0.001 (the "Common Stock"), at a price of $4.00 per share for aggregate proceeds of $2.48 million. Proceeds from the private placement will be used to complete the launch of our website, rumbleON.com, acquire vehicle inventory, continue development of our platform, and for working capital purposes. The Company intends to file a Registration Statement on Form S-1 covering the resale of such shares during the second quarter of 2017.

The following directors and officers of RumbleON participated in the offering:

Name	Position	Shares	Purchase Price
Marshall Chesrown	Chairman and CEO	62,500	$250,000
Steven Berrard(1)	Director and CFO	62,500	250,000
Mitch Pierce	Director	37,500	150,000
Kevin Westfall	Director	12,500	50,000
Total		175,000	$700,000
(1) Through Berrard Holdings Limited Partnership.

Also on March 31, 2017, the Company completed funding of the second tranche of the November 2016 private placement (the “2016 Private Placement”) pursuant to which purchasers in the 2016 Private Placement each received their pro rata share of (1) 1,161,920 shares of Common Stock and (2) a promissory note in the aggregate principal amount of $667,000, in consideration of cancellation of loan agreements having an aggregate principal amount committed by the purchasers of $1.35 million. A form of the promissory note is attached as Exhibit 10.1 to this report.

Also on March 31, 2017, the Company issued 275,312 shares of Common Stock upon conversion of a promissory note held by Berrard Holdings Limited Partnership, having an aggregate principal amount, including accrued interest, of $206,484 and a conversion price of $0.75 per share.

The shares issued in the foregoing transactions were issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, or Regulation D thereunder, as a sale not involving any public offering.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Promissory Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: April 4, 2017	By:	/s/ Steven R. Berrard
Steven R. Berrard
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Promissory Note.